                                                                    EXHIBIT 99.1

                      BAY VIEW SECURITIZATION CORPORATION
                   For Remittance Date:  September 30, 1998

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                Number of
                                                        A-1                    A-2                Total            Accounts
                                                   -----------------------------------------------------------------------
    (A)  Original Principal Balance                200,979,000.00          52,245,989.00   253,224,989.00            21106
                                                   -----------------------------------------------------------------------
    (B)  Beginning Period Principal Balance         42,304,518.02          52,245,989.00    94,550,507.02            10142
                                                   -----------------------------------------------------------------------
    (C)  Collections (Regular Payments)              2,660,239.49                   0.00     2,660,239.49              N/A
                                                   -----------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)             2,237,235.88                   0.00     2,237,235.88              396
                                                   -----------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                  0.00                   0.00             0.00
                                                   -----------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)           45,683.31                   0.00        45,683.31              N/A
                                                   -----------------------------------------------------------------------
    (G)  Principal Reductions (Other)                        0.00                   0.00             0.00                0
                                                   -----------------------------------------------------------------------
    (H)  Gross Charge Offs                             191,584.07                   0.00       191,584.07               29
                                                   -----------------------------------------------------------------------
    (I)  Repurchases                                    12,386.55                   0.00        12,386.55               19
                                                   -----------------------------------------------------------------------
    (J)  Ending Balance                             37,157,388.72          52,245,989.00    89,403,377.72             9698
                                                   -----------------------------------------------------------------------

    Notional Principal Balance:

    (K)  Beginning                                                                          32,995,027.60
                                                                                            -------------
    (L)  Ending                                                                             29,145,945.77
                                                                                            -------------
    (M)  Certificate Factor                            18.4881946%           100.0000000%      35.3059064%
                                                   -----------------------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                Total
                                                                                             ------------
    (A)  Cash Wired                                                                          5,922,422.97
                                                                                             ------------
    (B)  Interest Wired/Earned                                                                  16,370.55
                                                                                             ------------
    (C)  Withdrawal from Payahead Account                                                       45,683.31
                                                                                             ------------
    (D)  Advances                                                                                    0.00
                                                                                             ------------
    (E)  Repurchases                                                                            12,386.55
                                                                                             ------------
    (F)  Gross Charge-Off Recoveries                                                            59,633.46
                                                                                             ------------
    (G)  Gross Charge-Off Advances                                                               9,820.75
                                                                                             ------------
    (H)  Spread Account Withdrawal                                                                   0.00
                                                                                             ------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                       0.00
                                                                                             ------------
    (J)  "A" Surety Bond Draw for "A-1" Principal or Interest                                        0.00
                                                                                             ------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                        0.00
                                                                                             ------------

                 TOTAL COLLECTIONS                                                           6,066,317.59
                                                                                             ------------


C.  TRUSTEE DISTRIBUTION
                                                                                                Total
                                                                                             ------------
    (A)  Total Cash Flow                                                                     6,066,317.59
                                                                                             ------------
    (B)  Unrecovered Interest Advances                                                           9,591.47
                                                                                             ------------
    (C)  Servicing Fee (Due and Unpaid)                                                         78,792.09
                                                                                             ------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                              221,746.18
                                                                                             ------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                              286,917.56
                                                                                             ------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                 86,611.95
                                                                                             ------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                           5,147,129.30
                                                                                             ------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                   0.00
                                                                                             ------------
    (I)  Reinsurance Fee                                                                             0.00
                                                                                             ------------
    (J)  Surety Bond Fee                                                                        11,818.81
                                                                                             ------------
    (K)  First Loss Protection                                                      0.00
                                                                            ------------
    (L)  Surety Bond Premium                                                   11,818.81
                                                                            ------------
    (M)  Interest Advance Recovery Payments                                                     25,478.47
                                                                                             ------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                        0.00
                                                                                             ------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                        0.00
                                                                                             ------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                          0.00
                                                                                             ------------
    (Q)  Deposit to Payahead                                                                         0.00
                                                                                             ------------

                      BAY VIEW SECURITIZATION CORPORATION
                   For Remittance Date:  September 30, 1998

    (R)  Bank Account Interest to Servicer                                                       16,370.55
                                                                                              ------------
    (S)  Excess Yield                                                                            81,861.21
                                                                                              ------------
         BALANCE                                                                                      0.00
                                                                                              ------------


D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                           Spread Account     Surety Bond
                                                                           -------------------------------
    (A)  Beginning Balance                                                   3,681,028.60    91,777,569.12
                                                                           -------------------------------
    (B)  Additions to Spread Amount                                            181,861.21              N/A
                                                                           -------------------------------
    (C)  Interest Earned                                                        14,867.86
                                                                           -------------------------------
    (D)  Draws                                                                       0.00             0.00
                                                                           -------------------------------
    (E)  Reimbursement for Prior Draws                                                N/A             0.00
                                                                           -------------------------------
    (F)  Distribution of Funds to "IC" Class or Servicer                       135,384.59             0.00
                                                                           -------------------------------
    (G)  Ending Balance                                                      3,742,373.08    86,531,801.48
                                                                           -------------------------------
    (H)  Required Balance                                                    3,352,626.66    86,531,801.48
                                                                           -------------------------------
    (I)  Distribution to "IC" Class                                            389,746.42
                                                                           -------------------------------


E.  CURRENT RECEIVABLES DELINQUENCY

           # Payment Delinquency                            Number              Balance
           ----------------------                  --------------------------------------
    (A)  31-60                                                  47             385,494.46
                                                   --------------------------------------
    (B)  61-90                                                  13             103,687.04
                                                   --------------------------------------
    (C)  91+                                                     6              72,693.88
                                                   --------------------------------------
    (D)  Total                                                  66             561,875.38
                                                   --------------------------------------


F.  EXCESS YIELD
                                                         Excess Yield          Pool          Excess Yield
                     Month                                  Balance           Balance        (Annualized %)
                     -----                               -------------------------------------------------
    (A)  Current                                           181,861.21       89,403,377.72           2.4410%
                                                         -------------------------------------------------
    (B)  1st Previous                                      176,842.63       94,550,507.02           2.2444%
                                                         -------------------------------------------------
    (C)  2nd Previous                                      175,493.75       99,745,602.06           2.1113%
                                                         -------------------------------------------------
    (D)  3rd Previous                                       61,129.42      105,557,334.06           0.6949%
                                                         -------------------------------------------------
    (E)  4th Previous                                       42,428.84      112,037,334.99           0.4544%
                                                         -------------------------------------------------
    (F)  5th Previous                                      210,199.22      118,039,767.11           2.1369%
                                                         -------------------------------------------------
    (G)  Six-Month Rolling Excess Yield
           (greater than or equal to 1.75%)                141,325.85      103,222,320.49           1.6430%
                                                         -------------------------------------------------



G.  DELINQUENCY RATE (31+)
                                                            Month              Pool
                      Month                                 Balance           Balance                 %
                                                         ----------------------------------------------------
    (A)  Current                                           561,875.38       89,403,377.72           0.6285%
                                                         ---------------------------------------------------
    (B)  1st Previous                                      552,948.08       94,550,507.02           0.5848%
                                                         ---------------------------------------------------
    (C)  2nd Previous                                      809,107.22       99,745,602.06           0.8112%
                                                         ---------------------------------------------------
    (D)  Three-Month Rolling Average (less than 2%)        641,310.23       94,566,495.60           0.6782%
                                                         ---------------------------------------------------

H.  NET LOSS RATE
                                                                          Liquidation        Average                 Defaulted
                      Month                                Balance          Proceeds         Balance                (Annualized)
                                                        -------------------------------------------------------------------------
    (A)  Current                                           251,575.92      119,625.31      91,976,942.37               1.7215%
                                                        -------------------------------------------------------------------------
    (B)  1st Previous                                      380,072.68      213,696.46      97,148,054.54               2.0551%
                                                        -------------------------------------------------------------------------
    (C)  2nd Previous                                      401,726.99      212,593.57     102,651,468.06               2.2110%
                                                        -------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate
           less than 3%                                    344,458.53      181,971.78      97,258,821.66               2.0048%
                                                        -------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                   For Remittance Date:  September 30, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                            Number                Balance
                                                               ---------------------------------------------
    (A)  Collection Period Charge-Off Receivables                                  29             191,584.07
                                                               ---------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                                 793           5,655,506.59
                                                               ---------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                               NA              59,633.46
                                                               ---------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                         NA             580,200.50
                                                               ---------------------------------------------



J.  REPOSSESSIONS

    (A)  Collection Period Repossessions                                           15             163,543.03
                                                               ---------------------------------------------
    (B)  Aggregate Repossessions                                                  528           6,212,268.36
                                                               ---------------------------------------------
    (C)  Unliquidated Repossessions                                                16             173,505.43
                                                               ---------------------------------------------


K.  FORCED PLACE INSURANCE

    (A)  FPI Charge-Offs                                                            0                   0.00
                                                               ---------------------------------------------
    (B)  FPI Canceled/Waived/Removed/Reversed                                       0                   0.00
                                                               ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

    (A)  Beginning Balance                                                 470,361.62
                                                               ----------------------
    (B)  Deposit                                                                 0.00
                                                               ----------------------
    (C)  Withdrawal                                                         45,683.31
                                                               ----------------------
    (D)  Ending Balance                                                    424,678.31
                                                               ----------------------




Approved By:  /s/ MICHAEL A. BENAVIDES
              ------------------------
              Michael A. Benavides
              Vice President, Controller
              Bay View Credit



                                    Page 3